                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY


     WHEREAS, the undersigned director and/or officer of SPR Inc., (the "Company"), a Delaware corporation, hereby constitutes and appoints Robert M. Figliulo and Stephen T. Gambill and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, in the name and on the behalf of the undersigned, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or advisable to the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of common stock issued by the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a director and/or officer of the Company to one or more Registration Statements to be filed with the Commission with respect thereto (including any abbreviated Registration Statements to be filed pursuant to Rule 462(b) under the Securities Act), to any and all amendments, including post-effective amendments to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; hereby ratifying and confirming all that said attorneys and agents have done, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1997.

                                     /s/ Michael J. Fletcher
                                     ----------------------------------
                                     Michael J. Fletcher
                                     Executive Vice President,
                                     General Manager - Tulsa
                                     and Director

                                                             EXHIBIT 24.1

                               POWER OF ATTORNEY


     WHEREAS, the undersigned director and/or officer of SPR Inc., (the "Company"), a Delaware corporation, hereby constitutes and appoints Robert M. Figliulo and Stephen T. Gambill and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, in the name and on the behalf of the undersigned, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or advisable to the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of common stock issued by the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a director and/or officer of the Company to one or more Registration Statements to be filed with the Commission with respect thereto (including any abbreviated Registration Statements to be filed pursuant to Rule 462(b) under the Securities Act), to any and all amendments, including post-effective amendments to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; hereby ratifying and confirming all that said attorneys and agents have done, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1997.



                                             /s/ Ronald L. Taylor
                                             ---------------------------
                                             Ronald L. Taylor
                                             Director

                                                                    EXHIBIT 24.1
                              POWER OF ATTORNEY


     WHEREAS, the undersigned director and/or officer of SPR Inc., (the "Company"), a Delaware corporation, hereby constitutes and appoints Robert M. Figliulo and Stephen T. Gambill and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, in the name and on the behalf of the undersigned, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or advisable to the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of common stock issued by the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a director and/or officer of the Company to one or more Registration Statements to be filed with the Commission with respect thereto (including any abbreviated Registration Statements to be filed pursuant to Rule 462(b) under the Securities Act), to any and all amendments, including post-effective amendments to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; hereby ratifying and confirming all that said attorneys and agents have done, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1997.

                                                /s/ David P. Yeager
                                                -------------------------------
                                                David P. Yeager
                                                Director

                                                             EXHIBIT 24.1

                               POWER OF ATTORNEY


     WHEREAS, the undersigned director and/or officer of SPR Inc., (the "Company"), a Delaware corporation, hereby constitutes and appoints Robert M. Figliulo and Stephen T. Gambill and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, in the name and on the behalf of the undersigned, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or advisable to the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules and regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Securities Act of common stock issued by the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a director and/or officer of the Company to one or more Registration Statements to be filed with the Commission with respect thereto (including any abbreviated Registration Statements to be filed pursuant to Rule 462(b) under the Securities Act), to any and all amendments, including post-effective amendments to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; hereby ratifying and confirming all that said attorneys and agents have done, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1997.

                                            /s/ Sydnor W. Thrift, Jr.
                                            ---------------------------------
                                            Sydnor W. Thrift, Jr.
                                            Director